EXHIBIT 10.2	Execution Version

STERICYCLE, INC.

FIRST AMENDMENT

This FIRST AMENDMENT, dated as of July 28, 2017 (this “Amendment”), is entered into by and among STERICYCLE, INC., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower signatory hereto (collectively, the “Subsidiary Loan Parties”), the Lenders (as defined below) signatory hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) under that certain Term Loan Credit Agreement, dated as of August 21, 2015 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the financial institutions from time to time party thereto as lenders (the “Lenders”), and the Administrative Agent.  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend the Credit Agreement as set forth herein; and

WHEREAS, the Administrative Agent and the Lenders have agreed, on the terms and conditions set forth below, to so amend the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the parties hereto hereby agrees as follows:

1.  Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof:

(a)  The following defined term is added to Section 1.01 of the Credit Agreement in proper alphabetical order:

“MDL Contract Action” means the claims made against the Borrower in In re: Stericycle, Inc., Steri-Safe Contract Litigation, Case No. 13 C 5795, MDL No. 2455 brought in the United States District Court for the Northern District of Illinois Eastern Division.

(b)  The definition of “Consolidated EBITDA” in Section 1.01 is amended to read as follows:

“Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, (iii) depreciation and amortization expense, (iv) other non-recurring expenses of the Borrower and its Subsidiaries reducing such Consolidated Net

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Income which do not represent a cash item in such period or any future period, (v) non-cash stock compensation expenses of the Borrower and its Subsidiaries incurred in such period, (vi) up to $45,000,000 in the aggregate of cash charges associated with the settlement of the TCPA Action, (vii) up to $295,000,000 in the aggregate of cash charges associated with the settlement of the MDL Contract Action, and (viii) up to $5,000,000 in the aggregate of cash charges related to legal fees and expenses associated with the MDL Contract Action, the First Amendment of this Agreement and the corresponding amendments to the Existing Credit Agreement and Senior Notes minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of the Borrower and its Subsidiaries for such period and (ii) all non-cash items increasing Consolidated Net Income for such period; provided, however, that Consolidated EBITDA shall be increased by the amount of Transaction Costs incurred during such period to the extent such amount was deducted in determining Consolidated Net Income for such period.

(c)  Section 7.11(b) is amended to read as follows:

(b)Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than 3.75 to 1.00; provided that if the Consolidated Leverage Ratio, on a pro forma basis as of any such date and immediately after giving effect to the settlement payment of the MDL Contract Action is greater than 3.50 to 1.00, the Borrower may, in its sole discretion, elect to increase the maximum Consolidated Leverage Ratio permitted by this Section 7.11(b) to 4.00 to 1.00 as of the end of the fiscal quarter in which the settlement of the MDL Contract Action occurred and in any subsequent fiscal quarter ending on or prior to September 30, 2018; provided, further, in no event shall the elevated ratio permitted by the immediately preceding proviso extend after September 30, 2018.  Such election shall be made by the delivery of a written notice by the Borrower to the Administrative Agent making reference to this Section 7.11(b) and notifying the Administrative Agent of the Borrower’s election to increase the maximum Consolidated Leverage Ratio as provided above on or prior to the date of the actual or required delivery of a Compliance Certificate for the fiscal quarter in which the settlement of the MDL Contract Action occurred.

(d) The existing Exhibit C is deleted and replaced with Exhibit C attached hereto.

2.  Conditions to Effectiveness.  The provisions of Section 1 of this Amendment shall be deemed to have become effective as of the date of this Amendment, but such effectiveness shall be expressly conditioned upon the following:

(a)  the Administrative Agent’s receipt of counterparts of this Amendment, duly executed and delivered on behalf of each of the Borrower, each Subsidiary Loan Party and the Required Lenders;

(b) the Borrower having paid the fees in the amounts and at the times specified in the letter agreement, dated as of July 6, 2017, between the Borrower and Merrill Lynch, Pierce,

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Fenner & Smith Incorporated (the “Amendment Fee Letter”), which fees shall be deemed fully earned and due on the effective date and shall be nonrefundable;

(c) satisfactory evidence of substantially contemporaneous amendments in form and substance satisfactory to the Administrative Agent, including amendments in substance parallel to those in Section 1 of this Amendment, with respect to (x) the 2010 Note Purchase Agreement, (y) the 2012 Note Purchase Agreement, and (z) the 2015 Note Purchase Agreement; and

(d) unless waived by the Administrative Agent, the Borrower having paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to the date hereof.

3.  Representations and Warranties.  Each Loan Party hereby represents and warrants that:

(a)  This Amendment has been duly executed and delivered by each Loan Party that is party hereto.  This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, examinership or similar laws affecting creditors’ rights generally and by principles of equity);

(b)  Each Loan Party (i) is duly organized or formed, validly existing and in good standing (if applicable in such Loan Party’s jurisdiction of incorporation or organization) under the Laws of the jurisdiction of its incorporation or organization and (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment;

(c)  The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law;

(d)  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment;

(e)  No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Amendment; and

(f)  The representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date and except that the representations

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and warranties contained in subsections (a) and (b) of Section 5.05 thereof shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 thereof.

4.  Governing Law; Jurisdiction; Waiver of Jury Trial; Etc.  This AMENDMENT shall be governed by, and construed in accordance with, the internal laws and decisions (as opposed to conflicts of law provisions) of the state of NEW YORK. This Amendment shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

5. Counterparts; Integration; Effectiveness.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment, together with the Amendment Fee Letter and the other Loan Documents, constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

6. Severability.  If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.Effect.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby and each reference in the other Loan Documents to the Credit Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.

8. Reaffirmation.  Except as specifically modified by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

9. Guarantors.  Each Guarantor hereby consents to this Amendment and reaffirms the terms and conditions of each Guaranty and each other Loan Document executed by it and acknowledges and agrees that each and every such Guaranty and other Loan Document executed by such Guarantor in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

[Remainder of this page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer on the date first above written.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Ronaldo Naval
Name:	Ronaldo Naval
Title:	Vice President

BANK OF AMERICA, N.A., as Lender

By:	/s/ Matthew N. Walt
Name:	Matthew N. Walt
Title:	Vice President

STERICYCLE – FIRST AMENDMENT

Signature Page

STERICYCLE, INC., as the Borrower

By:	/s/ Daniel Ginnetti
Name:	Daniel Ginnetti
Title:	Executive Vice President and Chief Financial Officer

STERICYCLE INTERNATIONAL, LTD., as a Guarantor

By:	/s/ Daniel Ginnetti
Name:	Daniel Ginnetti
Title:	Director

STERICYCLE INTERNATIONAL, LLC, as a Guarantor

By:	/s/ Daniel Ginnetti
Name:	Daniel Ginnetti
Title:	Vice President and Manager

STERICYCLE EUROPE S.à.r.l., as a Guarantor

By:	/s/ Daniel Ginnetti
Name:	Daniel Ginnetti
Title:	A manager

STERICYCLE, ULC, as a Designated Borrower and Subsidiary Guarantor

By:	/s/ Daniel Ginnetti
Name:	Daniel Ginnetti
Title:	Secretary and Treasurer

STERICYCLE INTERNATIONAL HOLDINGS LIMITED, as a Guarantor

By:	/s/ Daniel Ginnetti
Name:	Daniel Ginnetti
Title:	Director

STERICYCLE – FIRST AMENDMENT

Signature Page

SRCL LIMITED, as a Guarantor

By:	/s/ Daniel Ginnetti
Name:	Daniel Ginnetti
Title:	Director

PSC, LLC, as a Guarantor

By:	/s/ Daniel Ginnetti
Name:	Daniel Ginnetti
Title:	Vice President, Secretary and Treasurer

PSC HOLDINGS, INC., as a Guarantor

By:	/s/ Daniel Ginnetti
Name:	Daniel Ginnetti
Title:	Vice President and Manager

PSC ENVIRONMENTAL SERVICES, LLC, as a Guarantor

By:	/s/ Daniel Ginnetti
Name:	Daniel Ginnetti
Title:	Vice President and Manager

STERICYCLE ESPAÑA S.L.U., as a Guarantor

By:	/s/ Daniel Ginnetti
Name:	Daniel Ginnetti
Title:	Joint and Several Director (Administrador Solidario)

STERICYCLE – FIRST AMENDMENT

Signature Page

GOLDMAN SACHS BANK USA, as
a Lender

By:	/s/ David Cirigliano
Name:	David Cirigliano
Title:	Authorized Signatory

STERICYCLE – FIRST AMENDMENT

Signature Page

jpmorgan chase bank, n.a., as
a Lender

By:	/s/ Krys Szremski
Name:	Krys Szremski
Title:	Executive Director

STERICYCLE – FIRST AMENDMENT

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew Bicker
Name:	Andrew Bicker
Title:	Director

STERICYCLE – FIRST AMENDMENT

Signature Page

HSBC BANK PLC, as a Lender

By:	/s/ Giovanna Padua
Name:	Giovanna Padua
Title:	Associate Director

STERICYCLE – FIRST AMENDMENT

Signature Page

santander bank, n.a., as a Lender

By:	/s/ Carolina Gutierrez
Name:	Carolina Gutierrez
Title:	Vice President

STERICYCLE – FIRST AMENDMENT

Signature Page

mufg union bank, n.a., as a Lender

By:	/s/ Maria F. Maia
Name:	Maria F. Maia
Title:	Director

STERICYCLE – FIRST AMENDMENT

Signature Page

sumitomo mitsui banking corporation, as a Lender

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

STERICYCLE – FIRST AMENDMENT

Signature Page

u.s. bank national association, as a Lender

By:	/s/ Kathleen D. Schurr
Name:	Kathleen D. Schurr
Title:	Vice President

STERICYCLE – FIRST AMENDMENT

Signature Page

bmo harris financing inc., as a Lender

By:	/s/ Isabella Battista
Name:	Isabella Battista
Title:	Director

STERICYCLE – FIRST AMENDMENT

Signature Page

wells fargo bank, national association, as a Lender

By:	/s/ Joe Ellerbroek
Name:	Joe Ellerbroek
Title:	Vice President

STERICYCLE – FIRST AMENDMENT

Signature Page

cobank, acb, as a Lender

By:	/s/ Bryan Ervin
Name:	Bryan Ervin
Title:	Vice President

STERICYCLE – FIRST AMENDMENT

Signature Page

the northern trust company, as a Lender

By:	/s/ Brittany Mondane
Name:	Brittany Mondane
Title:	Second Vice President

STERICYCLE – FIRST AMENDMENT

Signature Page

compass bank, as a Lender

By:	/s/ April Chan
Name:	April Chan
Title:	Executive Director

STERICYCLE – FIRST AMENDMENT

Signature Page

pnc bank, national association, as a Lender

By:	/s/ Brandon Norder
Name:	Brandon Norder
Title:	Senior Vice President

STERICYCLE – FIRST AMENDMENT

Signature Page

unicredit bank ag, new york branch, as a Lender

By:	/s/ Matthias Eichwald
Name:	Matthias Eichwald
Title:	Director

By:	/s/ Elaine Tung
Name:	Elaine Tung
Title:	Director

STERICYCLE – FIRST AMENDMENT

Signature Page

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:  _______________, _____

To:Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Term Loan Credit Agreement, dated as of August 21, 2015 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Stericycle, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the ______________________________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date.  Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Consolidated Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

3.A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

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[select one:]

[to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

–or–

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.The representations and warranties of the Borrower contained in Article V of the Agreement and each Loan Party contained in each other Loan Document are true and correct in all material respects (or, to the extent any such representation and warranty is modified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, to the extent any such representation and warranty is modified by materiality or Material Adverse Effect, in all respects) as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in Sections 5.05(a) and (b) of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Agreement, respectively, including the statements in connection with which this Compliance Certificate is delivered.

5.The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Compliance Certificate.

6.Since the date of delivery of the most recent Compliance Certificate, no Persons have become Material Subsidiaries [other than _______________].

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IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of _______________, _____.

STERICYCLE, INC.

By:
Name:
Title:

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For the Quarter/Year ended _______________ (“Statement Date”)

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

I.	Section 7.11 (a) – Consolidated Interest Coverage Ratio.

A.	Consolidated EBITDA for four consecutive fiscal quarters ending on above date (“Subject Period”):

	1.	Consolidated Net Income for Subject Period:	$

	2.	Consolidated Interest Charges for Subject Period:	$

	3.	Provision for income taxes for Subject Period:	$

	4.	Depreciation expenses for Subject Period:	$

	5.	Amortization expenses for Subject Period:	$

	6.	Non-recurring non-cash reductions of Consolidated Net Income for Subject Period:	$

	7.	Non-cash stock compensation expenses incurred in the Subject Period:	$

	8.	Cash charges associated with the settlement of the TCPA Action not to exceed $45,000,000 in the aggregate:	$

	9.	Cash charges associated with the settlement of the MDL Contract Action not to exceed $295,000,000 in the aggregate:	$

10.

Cash charges associated with related to legal fees and expenses associated with the MDL Contract Action, the First Amendment of the Credit Agreement and the corresponding amendments to the Existing Credit Agreement and Senior Notes and Senior Notes not to exceed $5,000,000 in the aggregate:

$

	11.	Income tax credits for Subject Period:	$

	12.	Non-cash additions to Consolidated Net Income for Subject Period:	$

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	13.	Transaction Costs incurred during the Subject Period to the extent that such amount was deducted in determining Consolidated Net Income for the Subject Period	$

	14.	Consolidated EBITDA (Lines I.A.1 + 2 + 3 + 4 + 5 + 6 +7 + 8 + 9 + 10 – 11 – 12 + 13):	$

B.	Consolidated Interest Charges for Subject Period:		$

C.	Consolidated Interest Coverage Ratio (Line I.A.14 ÷Line I.B):			to 1.00

D.	Minimum Permitted:			3.00 to 1.00

II.	Section 7.11 (b) – Consolidated Leverage Ratio.

A.			$

	1.	Consolidated Funded Indebtedness at Statement Date	$

	2.	Unrestricted Cash at Statement Date	$

	3.	Difference between Line II.A.1 and Line II.A.2.	$

B.	Consolidated EBITDA for Subject Period (Line I.A.14 above):		$

C.	Consolidated Leverage Ratio (Line II.A.3 ÷ Line II.B):			to 1.00

D.	Maximum Permitted:			to 1.00[1]

[1]

The Consolidated Leverage Ratio shall not be greater than 3.75 to 1.00; provided that if the Consolidated Leverage Ratio, on a pro forma basis as of any such date and immediately after giving effect to the settlement payment of the MDL Contract Action is greater than 3.50 to 1.00, the Borrower may, in its sole discretion, elect to increase the maximum Consolidated Leverage Ratio permitted by this Section 7.11(b) to 4.00 to 1.00 as of the end of the fiscal quarter in which the settlement of the MDL Contract Action occurred and in any subsequent fiscal quarter ending on or prior to September 30, 2018; provided, further, in no event shall the elevated ratio permitted by the immediately preceding proviso extend after September 30, 2018.  Such election shall be made by the delivery of a written notice by the Borrower to the Administrative Agent making reference to this Section 7.11(b) and notifying the Administrative Agent of the Borrower’s election to increase the maximum Consolidated Leverage Ratio as provided above on or prior to the date of the actual or required delivery of a Compliance Certificate for the fiscal quarter in which the settlement of the MDL Contract Action occurred.

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